U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: May 19, 2004



                 SAFE ALTERNATIVES CORPORATION OF AMERICA, INC.
                 ----------------------------------------------
             (Exact Name of registrant as specified in its Charter)




        Florida                      000-21627                    06-1413994
------------------------         ------------------          -------------------
(State of Incorporation)         Commission File No.         (IRS Employer
                                                             Identification No.)



       2614 Main St., Dallas, TX                                    75226
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number,(210) 670-0005





                     (Registrant's former name and address)
                      440 Main Street, Ridgefield, CT 06877

Item 5.  OTHER CHANGES AND REGULATION FD DISCLOSURE

         Letter of Intent Conditional Business Combination
         -------------------------------------------------

         Subject to majority shareholder consent, which we anticipate will be given, the Company plans to acquire all of the issued and outstanding common stock of Mortgage Assistance Corporation, a Texas corporation (MAC). Before the business combination can be completed, will we will be required to reorganize the Company. This will include, but not limited to (1) a corporate name change,
(2) a reverse split of issued and outstanding capital stock on a One for Two Hundred Fifty (1:250) basis, and (3) a change in authorized common stock capital to 50,000,000 shares.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SAFE ALTERNATIVES CORPORATION
                                                   OF AMERICA, INC.
Dated: May 19, 2004

                                                    /s/ Dale Hensel
                                                   -----------------------------
                                                   By: Dale Hensel
                                                   Title: President